SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 28, 2003

                      OWENS-ILLINOIS, INC.

       (Exact Name of Registrant as Specified in Charter)

      Delaware               1-9576              22-2781933
  _______________       _______________        _______________

  (State or Other         (Commission         (I.R.S. Employer
  Jurisdiction of         File Number)       Identification No.)
   Incorporation)

                          One SeaGate
                      Toledo, Ohio  43666

            (Address of Principal Executive Offices)
                      ____________________

                          (419) 247-5000

      (Registrant's telephone number, including area code)

                      ____________________

ITEM 9.   REGULATION FD DISCLOSURE

          On March 28, 2003, Owens-Illinois, Inc. issued the press release attached hereto as Exhibit 99.



                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 31, 2003              OWENS-ILLINOIS, INC.
                                   (registrant)


                                   By:  /s/ Edward C. White
                                   ------------------------
                                   Name: Edward C. White
                                   Its: Vice President and
                                        Controller



                            Exhibit Index


Exhibit 99 - Press Release dated March 28, 2003 of Owens-Illinois, Inc.